SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2009

EASTBRIDGE INVESTMENT GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Arizona

(State or other jurisdiction of incorporation)

0-52282	86-1032927
(Commission File Number)	(I.R.S. Employer
Identification No.)

8040 East Morgan Trail, Unit 18, Scottsdale, AZ  85258

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 966-2020

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2009, Leo J. Dembinski resigned as member of the Board of Directors. There were no disagreements with Leo J. Dembinski on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Item 9.01 Financial Statements and Exhibits.

(d)  None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EASTBRIDGE INVESTMENT GROUP CORPORATION

Date: September 11, 2009	By:	/s/ KEITH WONG
Keith Wong
Chief Executive Officer